UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

TRANSATLANTIC PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Alberta, Canada	000-31643	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1840, 444 – 5th Ave., SW Calgary, Alberta, Canada	T2P 2T8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-8556

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual and special meeting of shareholders (the “Annual Meeting”) held on June 16, 2009, the shareholders of TransAtlantic Petroleum Corp. (the “Company”) approved the TransAtlantic Petroleum Corp. 2009 Long-Term Incentive Plan (the “Incentive Plan”). The Incentive Plan was adopted by the Company’s board of directors (the “Board of Directors”) on February 9, 2009, subject to shareholder approval. The Incentive Plan replaced the 2006 Amended and Restated Stock Option Plan of the Company (the “Prior Plan”), which terminated pursuant to the rules of the Toronto Stock Exchange at the close of the Annual Meeting with respect to all unallocated options thereunder. All awards previously granted under the Prior Plan remain in full force and effect.

The Incentive Plan is intended to enable the Company to remain competitive and innovative in the Company’s ability to attract, motivate, reward, and retain the services of key employees, certain key contractors, and outside directors. The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and dividend equivalent rights which may be granted singly, in combination, or in tandem. The Incentive Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, certain key contractors, and outside directors to a changing business environment (after giving due consideration to competitive conditions and the impact of applicable tax laws). The Company believes that operation of the Incentive Plan is important in attracting and retaining employees in a competitive labor market, which is essential to the Company’s long-term growth and success.

Effective Date and Expiration. The Incentive Plan became effective on January 1, 2009, subject to and conditioned upon shareholder approval of the Incentive Plan, and will terminate on December 31, 2018, unless sooner terminated by the Board of Directors. No award may be made under the Incentive Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of common shares of the Company (the “Common Shares”) that may be delivered pursuant to awards under the Incentive Plan is 10% of the Company’s authorized and outstanding Common Shares as determined on the applicable date of grant of an award under the Incentive Plan, of which 1,000,000 Common Shares may be delivered pursuant to incentive stock options under the Incentive Plan. Shares to be issued may be made available from authorized but unissued Common Shares, Common Shares held by the Company in its treasury, or previously issued Common Shares reacquired by the Company, including Common Shares purchased on the open market or otherwise. Subject to certain adjustments, the maximum number of Common Shares with respect to which stock options or stock appreciation rights may be granted to any officer of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended, or to a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), during any calendar year is 1,000,000 shares. Furthermore, the maximum aggregate number of Common Shares issued to insiders (as defined in the Ontario Securities Act) in any twelve month period and issuable to insiders at any time under the Incentive Plan and the Prior Plan may not exceed 10% of the Company’s total issued and outstanding Common Shares. In addition, to the extent Section 162(m) of the Code applies to awards granted under the Incentive Plan and the Company intends to comply with Section 162(m) of the Code, no participant may receive in any calendar year performance-based awards with an aggregate value of more than $5,000,000 (based on the fair market value of the Common Shares at the time of the grant of the performance-based award).

Administration. The Incentive Plan is to be administered by the Board of Directors or a committee of the Board of Directors (the “Committee”) consisting of two or more members. The Committee will determine the persons to whom awards are to be made, determine the type, size, and terms of awards, interpret the Incentive Plan, establish and revise rules and regulations relating to the Incentive Plan, and make any other determinations that it believes are necessary for the administration of the Incentive Plan. At any time there is no Committee to administer the Incentive Plan, any references in the Incentive Plan to the Committee shall be deemed to refer to the Board of Directors.

Eligibility. Employees (including any employee who is also a director or an officer), certain contractors, and outside directors of the Company or its subsidiaries whose judgment, initiative, and efforts contributed to, or may be expected to contribute to, the successful performance of the Company are eligible to participate in the Incentive Plan; provided that only employees of the Company shall be eligible to receive incentive stock options. Subject to the terms of the Incentive Plan, the Committee will determine the persons to whom awards are to be made, determine the type, number and terms and conditions of awards, and determine all matters relating to awards.

A description of the material terms of the Incentive Plan is set forth under “Approval of the TransAtlantic Petroleum Corp. 2009 Long-Term Incentive Plan (Proposal 3)” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2009 (the “Proxy Statement”), which description is incorporated in this Item 5.02 by reference. The foregoing description of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which is incorporated in this Item 5.02 by reference to Appendix B to the Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	TransAtlantic Petroleum Corp. 2009 Long-Term Incentive Plan (incorporated by reference from Appendix B to the Definitive Proxy Statement filed by TransAtlantic Petroleum Corp. with the Securities and Exchange Commission on April 30, 2009).

10.2	Form of Restricted Stock Unit Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2009

TRANSATLANTIC PETROLEUM CORP.

By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	TransAtlantic Petroleum Corp. 2009 Long-Term Incentive Plan (incorporated by reference from Appendix B to the Definitive Proxy Statement filed by TransAtlantic Petroleum Corp. with the Securities and Exchange Commission on April 30, 2009).

10.2	Form of Restricted Stock Unit Award Agreement.

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